UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to §240.14a-12

INTEGRATED DEVICE TECHNOLOGY, INC.

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RENESAS AND IDT STEERING THE FUTURE OF INNOVATION September 11, 2018 © 2018 Renesas Electronics Corporation. All rights reserved.

Page © 2018 Renesas Electronics Corporation. All rights reserved. Filed by Integrated Device Technology, Inc. pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Subject Company: Integrated Device Technology, Inc. Commission File No. of Subject Company: 000-12695 Additional Information and Where to Find It  This communication is being made in respect of the proposed transaction involving IDT and Renesas. In connection with the proposed transaction, IDT plans to file with the Securities and Exchange Commission (“SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. IDT may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by IDT with the SEC. BEFORE MAKING ANY VOTING DECISION, IDT’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY IDT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents IDT files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. IDT makes available free of charge at www.idt.com (in the “Investors” section), copies of materials it files with, or furnishes to, the SEC.  Participants in the Solicitation  IDT and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from IDT’s stockholders in connection with the proposed transaction. Security holders may obtain information regarding the names, affiliations and interests of IDT’s directors and executive officers in IDT’s Annual Report on Form 10-K for the fiscal year ended April 1, 2018, which was filed with the SEC on May 18, 2018, and its definitive proxy statement for the 2018 annual meeting of stockholders, which was filed with the SEC on July 30, 2018. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and IDT’s website at www.idt.com  Cautionary Statement Regarding Forward-Looking Statements  This communication contains certain information which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements relate to future events that are based on current expectations, estimates, forecasts and projections. These statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements. Such forward-looking statements include, among others, IDT’s current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “goals,” “intend,” “likely,” “may,” “might,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and variations of such words and similar expressions.  Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IDT’s business and the price of the common stock of IDT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of IDT and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on IDT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from IDT’s ongoing business operations (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; and (ix) other risks described in IDT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.  Any forward-looking statement made in this communication speaks only as of the date on which it is made. You should not put undue reliance on any forward-looking statements. IDT undertakes no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as may be required by law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Renesas is a global semiconductor company built on a strong historical foundation of technological innovation originating from Hitachi, Mitsubishi Electric, and NEC In 2017, Renesas acquired Intersil to become a leading embedded solution provider A global leader in MCUs, SoCs, analog and power semiconductors Focused on a broad range of Automotive, Industrial, Home Electronics, Office Automation and Information Communication Technology 782 billion yen in net sales in 2017 Headquartered in Tokyo, Japan 20,000+ employees worldwide*1 Renesas Overview GLOBAL Embedded Solution Provider Page *1: Consolidated, as of March 31, 2018 / SoC: System-on-a-chip

Renesas Global Sales & Manufacturing Network (As of June 1, 2018) Page Global sales network operating in more than 20 countries 14 manufacturing facilities owned in Japan, China, Southeast Asia, and the US Global partner’s sites such as TSMC and GLOBALFOUNDRIES Main sales & branch offices Headquarters Design and Application Technology Companies, Manufacturing and Engineering Service Companies Manufacturing sites (Front-end: 7, Back-end: 7) Japan

RENESAS History Powered Up And Ready To Go In 2018, Renesas plans to deliver a more robust and wider variety of embedded solutions together with Intersil’s strong leadership in the analog market. Renesas Electronics started operation. NEC Electronics and Renesas Technology merged. 2010 Renesas Technology Spin-off from Hitachi and Mitsubishi, and merger. 2003 NEC Electronics Spin-off from NEC 2002 Page Renesas Electronics completed acquisition of Intersil Intersil, a leading provider of innovative power management and precision analog solutions. 2017 One Global Renesas 2018

Renesas Leadership Team (As of July 1, 2018) Page Tetsuya Tsurumaru Representative Director, Chairman Internal Audit Office Bunsei Kure Representative Director, President and CEO Quality Assurance Hidetoshi Shibata EVP, Member of the Board and CFO Corporate Planning Outside Director: Tetsuro Toyoda, Jiro Iwasaki Outside Corporate Auditor: Kazuki Fukuda, Kazuyoshi Yamazaki (part-time), Noboru Yamamoto (part-time), Takeshi Sekine (part-time) Hirotaka Yamanami EVP Organization Development CEO: Chief Executive Officer / CFO: Chief Financial Officer / EVP: Executive Vice President / SVP: Senior Vice President Manabu Kawashima EVP Supply Chain Management Shingo Yamamoto EVP Yoshikazu Yokota EVP Masahiko Nozaki EVP Production and Technology Necip Sayiner EVP Tomomitsu Maoka SVP China Business Olav Schulte SVP Michael Hannawald SVP Hiroto Nitta SVP Broad-based Solution Business Automotive Solution Business Industrial Solution Business Shinichi Yoshioka SVP

renesas HISTORY At A Glance Page Financial Track Record Portfolio Changes Back-end Front-end 295 (1.0x) 240 (0.8x) 103 (0.3x) 1,312 (4.4x) 1,489 (5.0x) 1,207 (4.1x) 1,547 (5.2x) 2,189 (7.4x) Market Cap # of Employees (JPY in Bn) FY2012 FY2018 (AOP) Production Site Consolidation (Japan)

Accelerating the Growth Strategy Page Inorganic Organic Broad-Based Automotive Industrial Selective Investments SoCs MCUs Analog & Mixed-Signal Power Discretes Strategic Partnerships and Alliances Strategic Investments Including Further Acquisitions Inorganic + Organic Approaches Intensive R&D Data Center Addressable Market Executing consistent acquisition strategy to strengthen Renesas’ analog mixed-signal capability Product Offering

Page WE BECOME STRONGER, DRIVE CHANGE FASTER Source: Company filings Based on USD/JPY=110 FCF defined as cash flow from operations less capex FY2017/12 numbers FY2018/3 numbers Based on Renesas TSO of 1.7Bn Revenue(1) Non-GAAP Gross Margin Non-GAAP Operating Margin JPY 782B (USD 7,105M) JPY 93B (USD 843M) (JPY) JPY 874B (USD 7,947M) 46.7% 62.1% 48.3% 16.4% 27.6% 17.6% JPY 203B (USD 1,845M) JPY 30B (USD 272M) JPY 233B (USD 2,117M) Non-GAAP EBITDA(1) Immediately and highly accretive to non-GAAP gross margin and non-GAAP EPS by approximately 1.6%pts and 18% respectively (2) (3) JPY 74.30 (USD 0.68) JPY 170.50 (USD 1.55) JPY 88.44 (USD 0.80) Non-GAAP EPS (4)

Page Adding the Number of Verticals Served Data Center Automotive Auto Broad-based Industrial Energy Communication POWER MANAGEMENT PROCESSING SENSING ACTUATION HUMAN INTERFACE INTERCONNECT Data Processing STORAGE © 2018 Renesas Electronics Corporation. All rights reserved.

STORAGE Page Growing Data Center Applications Connecting Data & Billions of Things INTERCONNECT Evolving Data Centers / Cloud Address Fast-Growing Data Economy AND Connected World Create growth in data economy fields with IDT’s analog mixed-signal products for data sensing, storage and interconnect Annual Global IP Traffic (1) 1.2 ZB # of Hyper-scale Data Centers (2) 338 628 CAGR 13% 3.3 ZB CAGR 24% (3) 2016 2021 Source: Cisco Visual Networking Index: Forecast and Methodology, 2016-2021 (June 6, 2017) Source: Cisco Global Cloud Index, 2016-2021 1 Zettabytes [ZB] = 1,000 Exabytes [EB], 1 EB = 1,000,000,000 Gigabytes [GB], 1 ZB = 1 trillion GB © 2018 Renesas Electronics Corporation. All rights reserved. SENSING Growing Global Data Traffic

Page Potential opportunities © 2018 Renesas Electronics Corporation. All rights reserved. Cross-Sell R&D / SG&A COGS Embedded Solution Minimal customer and product overlap Renesas’ strong and broad customer base to fuel IDT’s growing auto / industrial products IDT’s well-positioned data center and communication infrastructure to provide new opportunities to Renesas Scale allows for procurement cost savings Drive down operation costs through global joint process improvement activities Combination of MCU / SoC and various analog mixed-signal offers higher value　solutions for fast-growing applications (e.g. automotive, industrial and healthcare / medical) Minimal elimination of overlapped R&D spend Operational efficiencies resulting from greater scale business platform Reduction in admin costs including logistics, licensing and public company expenses Successful integration with Intersil has created solid foundation for further innovation with IDT Revenue Opportunity [$160+M] Cost Savings [$90+M]

RENESAS – IDT – LEDDARTECH COLLABORATION


Renesas Position in Automotive MCU/SoC (CY17)
Powertrain
No.1
39%
ADAS + IVI
No.1
25%
xEV
No.1
37%
Body
No.1
37%
Chassis & Safety
No.1
23%


TIMING
IDT
LiDAR
LeddarTech
CAMERA
Renesas R-Car
RADAR
RENESAS RH850
V2X
Renesas R-Car
RENESAS RH850
Renesas R-Car
GATEWAY
RENESAS RH850
EV MOTOR
RENESAS RH850
ENGINE
RENESAS RH850
BRAKING
RENESAS RH850
STEERING
RENESAS RH850
SENSING
COGNITIVE
CONTROL

© 2018 Renesas Electronics Corporation. All rights reserved.
Page 13 BIG IDEAS FOR EVERY SPACE RENESAS

R-Car Starter kit PCI Express Gen1–4 Clock Generator Page Clock generator for PCI Express

Page R-Car Starter kit VersaClock® 5 Low Power Programmable Clock Generator Simplify system design by replacing multiple discrete timing components

PRODUCT INNOVATION – SOTB (SILICON ON THIN BURIED OXIDE)

- **Dramatically lower standby <u>and</u> active** power consumption
- High speed readout with new embedded SRAM (65nm)
- **Working sample available**


Standby Current (μA)
10
1
0.1
28/22nm FD-SoI
90~40nm
130~90nm
SOTB Target
10
100
1,000
Active Current (μA/MHz)


Application Breadth
Phase III : + RF + e-AI
Phase II : + RF
Phase I : Extreme Low Power
IDT
Sensor
Wireless Power
RF
Healthcare Monitoring, Smart-X (Home, Infrastructure, City)
2019
2021
2023

© 2018 Renesas Electronics Corporation. All rights reserved.
Page 16
BIG IDEAS FOR EVERY SPACE
RENESAS

PRODUCT INNOVATION – DRP (DYNAMIC RECONFIGURABLE PROCESSOR)

- Endpoint real time inference enabled by embedded DRP with lowest power consumption
- **Sample of DRP embedded MCU (Arm core based) coming soon**



Power Allowance
Performance (OPS)
100T
10T
1T
100G
10G
1G
RENESAS
Class-4
Class-3
Class-2
(10 TOPS / W)
(1 TOPS / W)
(100 GOPS / W)
(10 GOPS / W)
(1 GOPS / W)
TPU
GPU
FPGA
DSP
CPU
1
10
100
Power (W)



IDT
RF
Wireless Power
Sensor
Advanced Timing
e-AI Capability
Class-4
Class-3
Class-2
Class-1
x10
Endpoint Learning
x10
Realtime Cognition
x10
Realtime Image Processing
Product Release Oct '18
Endpoint Inference
e-AI on MCU / MPU
1.5 yrs ahead of competition
Solution Released Jul '17
2017
2018
2019
2020
2021
2022

© 2018 Renesas Electronics Corporation. All rights reserved.

Page 17
BIG IDEAS FOR EVERY SPACE
RENESAS

VALUES THIS DEAL BRINGS To US and Our Stakeholders © 2016 Renesas Electronics Corporation. All rights reserved. Combined company creates a global leader of significant scale and technology breadth IDT’s analog mixed signals with Renesas’ MCUs/SoCs and PMICs provides higher value solutions addressing the increasing demand for big data processing Enhanced product portfolio and technology infrastructure Offer strategic partners a wider range of collaboration opportunities Consistent R&D investment on strategic areas for further innovations Fuel product innovations and accelerate new customer acquisitions Expanded global business platforms and cross-cultural work environment Provide greater opportunities for business and professional growth Page

KEY TAKEAWAY Page © 2018 Renesas Electronics Corporation. All rights reserved. Complementary products expand the combined company’s solution portfolio Reach more customers with more products in fast-growing applications Further globalization as “One Global Renesas” Consistent acquisition strategy accelerating growth

Desirable Behavior Page IDT Winning Behaviors Plays Team Sports Champions Innovation Drives Results & Accountability Puts Customers First Creates a Coaching Culture Renesas Value Customer Centricity Provide Solution, Be a Good Partner Creativity and Imagination Be Courageous and Curious Technology and Expertise Learn Continuously Appreciation of Diversity Build a Good Team with Diversity Ownership and Integrity Personal Commitment, Social Responsibility Open Communication Respect Others, Appreciate Healthy Confrontation Leadership Value Engage and Develop People